Exhibit 10.4

市场拓展合作协议

Market expansion cooperation agreement

市场拓展合作协议

Market expansion cooperation agreement

合同编号：SHQG2021110101

Contract No. SHQG2021110101

甲方：上海起阁动力科技有限公司

Party A: Shanghai Qige Power Technology Co., Ltd

统一社会信用代码：91310115MA1H836T1H

Unified social credit Code: 91310115MA1H836T1H

法定代表人：马建华

Legal representative: Ma Jianhua

乙方：何刘

Party B: He Liu

身份证号：342423198910276616

ID no.: 342423198910276616

电话：15216763190

Tel: 15216763190

按照《中华人民共和国民法典》等法律、法规及其他规定，就甲乙双方合作进行拓展业务，经双方协商，达成如下协议：

Both parties have reached the following agreement about the cooperation between Party A and Party B to expand business through negotiation under the civil code of the people’s Republic of China and other laws, regulations, and other provisions:

一、合作内容

I. Cooperation content

甲方聘请乙方担任甲方的市场拓展顾问，为甲方提供市场拓展等方面的帮助，依法维护甲方的合法权益。

Party A employs Party B as Party A’s market development consultant to provide Party A with assistance in market development and safeguard Party A’s legitimate rights and interests according to law.

二、合作产品

II. Cooperative products

产品名称：控制器

Product Name: controller

产品型号：EC-05Z0015N-M-HC

Product model: EC-05Z0015N-M-HC

市场拓展合作协议

Market expansion cooperation agreement

三、甲方责任

III. Obligation of the Party A

1、委托乙方销售甲方指定产品。

1. It shall entrust Party B to sell the products designated by Party A.

2、配合乙方工作，并为乙方提供必要的便利条件。

2. It shall cooperate with Party B and provide necessary convenience for Party B.

3、按本协议的规定，向乙方支付相关费用。

3. It shall pay relevant fees to Party B under the provisions of this agreement.

4、对乙方所提供的业务服务内容负有保密义务，不得泄露给无关第三方。

4. Party B shall be obliged to keep confidential the business services provided by Party B and shall not disclose them to irrelevant third parties.

四、乙方责任

IV. Responsibilities of Party B

1、负责甲方产品的业务拓展工作。

1. It shall be responsible for the business development of Party A’s products.

2、乙方应按照甲方产品定价销售产品，开展的相关拓展工作不得与甲方的业务产生利益冲突。

2. Party B shall sell the products according to the pricing of Party A’s products, and the relevant expansion work shall not conflict with Party A’s business.

3、乙方有责任配合甲方的业务开展工作，且不得以任何形式损害或侵犯甲方的利益。

3. Party B shall be responsible for cooperating with Party A’s business and shall not damage or infringe Party A’s interests in any form.

4、有义务在对知悉的甲方非公开的有关数据及文件资料保密，不得泄露给任何第三方。

4. It is obliged to keep confidential the non-public relevant data and documents of Party A and shall not disclose them to any third party.

5、乙方有责任在每月初将本月拓展计划和上个月拓展情况总结如实与甲方沟通。

5. Party B has the responsibility to truthfully communicate with Party A the development plan for this month and the development summary of last month at the beginning of each month.

五、佣金费用及支付

V. Commission fee and payment

1、佣金费用构成

1. Composition of commission expenses

佣金根据指定产品销售数量计算即30元/台。

The Commission is calculated according to the sales quantity of the specified products, i.e. 30 yuan/set.

2、佣金支付方式

2. Commission payment method

按笔支付，甲方收到合同金额的总价款后支付乙方佣金。

Party A shall pay Party B commission after receiving the total price of the contract amount.

3、乙方账户信息

3. Account information of Party B account name: He Liu

账户名称：何刘

Account name: He Liu

开户银行：中国银行秀沿路支行

Bank of deposit: Bank of China Xiuyan road sub-branch

账号：6217880800005472701

Account No.: 6217880800005472701

市场拓展合作协议

Market expansion cooperation agreement

六、协议解除或终止

VI.Rescission or termination of the agreement

1、甲乙双方当出现违反本协议任何一条时，本协议自动终止。

1. When Party A and Party B violate any article of this agreement, this agreement will be automatically terminated.

2、甲乙双方经过友好协商，可以解除或终止协议。

2. Party A and Party B can cancel or terminate the agreement through friendly negotiation.

七、违约责任

VII. Liability for breach of contract

如任何一方不履行本协议，违约方应当向守约方支付人民币50, 000. 00元作为违约金，并应赔偿对方的经济损失。

The breaching party shall pay RMB 50, 000.00 yuan to the other party as liquidated damages If either party fails to perform this agreement, and shall compensate the other party for its economic losses.

八、其他

8. Other

1、本协议一经双方授权代表签字盖章后即发生效力。

1. This Agreement shall come into force once signed and sealed by the authorized representatives of both parties.

2、本协议书有效期为一年自2021年11月1日起至2022年10月31日止。

2. This agreement is valid for one year and shall be from November 1st, 2021 to October 31st, 2022.

3、本协议一式两份，自双方签字日起生效双方各执壹份，均具同等法律效力。

3. This agreement is made in duplicate, which shall take effect from the date of signature by both parties. Each party holds one copy, and each copy has the same legal effect.

4、本协议未尽事宜，由甲、乙双方另行协商解决。

4. It shall be settled by Party A and Party B through separate negotiation f or matters not covered in this Agreement.

甲方：上海起阁动力科技有限公司

Party A: Shanghai Qige Power Technology Co., Ltd

授权代表

Authorized representative:

日期：2021.11.1

Date: November 1st, 2021

乙方：何刘

Party B: He Liu

日期：2021.11.1

Date: November 1st, 2021